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                                                                 EXHIBIT 10.19

                                SECOND AMENDMENT
                               TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") dated as of February 13, 1996, is made and entered into by and between HASKEL INTERNATIONAL, INC., a California Corporation ("Borrower"), and UNION BANK, a California banking corporation ("Bank").

                                   RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement dated February 21, 1995 (the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower and amendments thereto dated August 30, 1995.

B. Borrower and Bank desire to amend the Agreement subject to the terms and conditions of this Second Amendment.

                                   AGREEMENT:

In consideration of the above recitals and of the mutual covenants and conditions contained herein, Borrower and Bank agree as follows:

1. Defined Terms. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Agreement.

2.      Amendments to the Agreement.

        (a) Section 4.5(a) of the Agreement is hereby amended by substituting "sixty (60) days" for "forty-five (45) days".

3. Effectiveness of the Second Amendment. This Second Amendment shall become effective as of the date hereof when, and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

        (a) The counterpart of this Second Amendment, duly executed by Borrower;

        (b) Such other documents, instruments or agreements as Bank may reasonably deem necessary.

4. Ratification. Except as specifically amended hereinabove, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. Representations and Warranties. Borrower represents and warrants as follows:

        (a) Each of the representations and warranties contained in the Agreement, as may be amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

        (b) The execution, delivery and performance of the Second Amendment and any other instruments or documents in connection herewith are within Borrower's power, have been duly authorized, are legal, valid and binding obligations of Borrower, and are not in conflict with the terms of any charter, bylaw, or other organization papers of Borrower or with any law, indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected;

        (c) No event has occurred and is continuing or would result from this Second Amendment which constitutes or would constitute an Event of Default under the Agreement.

6. Governing Law. This Second Amendment and all other instruments or documents in connection

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herewith shall be governed by and construed according to the laws of the State of California.

7. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS the due execution hereof as of the date first above written.

HASKEL INTERNATIONAL, INC.                 UNION BANK

By:   /s/ LONNIE D. SCHNELL                By:   /s/ ALLISON W. BERRY
    -------------------------------            -------------------------------
          Lonnie D. Schnell                          Allison W. Berry

Title: Chief Financial Officer             Title: Assistant Vice President
       ----------------------------               ----------------------------

By:      /s/ R. M. GREAVES                 By:     /s/ CATHERINE ABE
    -------------------------------            -------------------------------
             R. M. Greaves                             Catherine Abe

Title:                                     Title: Vice President
       ----------------------------               ----------------------------


Acknowledge and Agreed and Continuing
Guaranty dated February 21, 1995 confirmed this ___ day of February, 1996.


By:
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Title:
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